Consulting Group Capital Markets Funds


                           SUB-ITEM 77Q3


(a) (i) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the
" filing date of this report, the registrant's chief executive" officer and chief financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant in the reports it files or submits under the
" Securities Exchange Act of 1934, as amended (the ""1934 Act"")," " is recorded, processed, summarized and reported in substantial"
  compliance with the 1934 Act and the Commission's rules and forms thereunder.

     (ii) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation.

    (iii)              Certifications

" I, R. Jay Gerken, certify that:"

 1. I have reviewed this report on Form N-SAR of Consulting Group Capital Markets Funds;

" 2.   Based on my knowledge, this report does not contain any"
   untrue statement of a material fact or omit to state a material
"   fact necessary to make the statements made, in light of the"
"   circumstances under which such statements were made, not"
   misleading with respect to the period covered by this report;

" 3.   Based on my knowledge, the financial information included in"
"   this report, and the financial statements on which the financial"
"   information is based, fairly present in all material respects the"
"   financial condition, results of operations, changes in net assets,"
   and cash flows (if the financial statements are required to
"   include a statement of cash flows) of the registrant as of, and"
"   for, the periods presented in this report;"

 4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

   a)   designed such disclosure controls and procedures to ensure
"     that material information relating to the registrant, including"
"     its  consolidated subsidiaries, is made known to us by others"
"     within those entities, particularly during the period in which"
     this report is being prepared;

   b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the
"     filing date of this report (the ""Evaluation Date""); and"

   c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.    The  registrant's  other  certifying  officers  and  I  have
"  disclosed,  based  on  our  most  recent  evaluation,   to   the"
  registrant's auditors and the audit committee of the registrant's
  board   of  directors  (or  persons  performing  the  equivalent
  functions):

   a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's
"     ability to record, process, summarize, and report financial data"
     and have identified for the registrant's auditors any material weaknesses in internal controls; and

"   b)   any fraud, whether or not material, that involves management"
     or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date
"  of  our most recent evaluation, including any corrective actions"
  with   regard   to   significant   deficiencies   and   material
  weaknesses.



"Date  November 25, 2002                 /s/ R. JAY GERKEN"
                                Chief Executive Officer





































Consulting Group Capital Markets Funds




"I, Irving David, certify that:"

 1. I have reviewed this report on Form N-SAR of Consulting Group Capital Markets Funds;

" 2.    Based  on  my knowledge, this report does not  contain  any"
   untrue statement of a material fact or omit to state a material
"   fact  necessary to make the statements made, in  light  of  the"
"   circumstances  under  which  such  statements  were  made,  not"
   misleading with respect to the period covered by this report;

" 3.   Based on my knowledge, the financial information included in"
"   this report, and the financial statements on which the financial"
"   information is based, fairly present in all material respects the"
"   financial condition, results of operations, changes in net assets,"
   and  cash  flows (if the financial statements are  required  to
"   include a statement of cash flows) of the registrant as of, and"
"   for, the periods presented in this report;"

 4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

   a)   designed such disclosure controls and procedures to ensure
"     that material information relating to the registrant, including"
"     its  consolidated subsidiaries, is made known to us by others"
"     within those entities, particularly during the period in which"
     this report is being prepared;

   b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the
"     filing date of this report (the ""Evaluation Date""); and"

   c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

 5.    The  registrant's  other certifying  officers  and  I  have
"   disclosed,  based  on  our  most  recent  evaluation,  to   the"
   registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

   a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's
"     ability to record, process, summarize, and report financial data"
     and have identified for the registrant's auditors any material weaknesses in internal controls; and

"   b)   any fraud, whether or not material, that involves management"
     or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date
"  of  our most recent evaluation, including any corrective actions"
  with   regard   to   significant   deficiencies   and   material
  weaknesses.



"Date   October 28, 2002                     /s/   Irving David"

Chief Financial Officer